Critical Accounting Estimates and Judgements	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Critical Accounting Estimates and Judgements
4.	CRITICAL ACCOUNTING ESTIMATES AND JUDGEMENTS

Estimates and judgements used in preparing the financial statements are continually evaluated and are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances. The Group makes estimates and assumptions concerning the future. The resulting accounting estimates will, by definition, seldom equal the related actual results. The estimates and assumptions that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are discussed below.

(a)	Revenue recognition

The Group recognizes traffic revenues in accordance with the accounting policy stated in note 3 to the financial statements. Unused tickets are recognized in traffic revenues upon legal expiration. Management periodically evaluates the balance in the SIAC and records any adjustments, which can be material, in the period the evaluation is completed.

These adjustments result from differences between the estimates of certain revenue transactions and the timing of recognizing revenue for any unused air tickets and the related sales price, and are impacted by various factors, including a complex pricing structure and interline agreements throughout the industry, which affect the timing of revenue recognition.

(b)	Frequent flyer programmes

The Group operates frequent flyer programmes that provide travel awards to programme members based on accumulated miles. A portion of passengers’ revenue attributable to the award credits of frequent flyer benefits is deferred and recognized when the award credits have been redeemed or have expired. The deferment of revenue is calculated based on the estimated fair values of the unredeemed award credits and expected redemption rate. The fair values of the unredeemed award credits is estimated based on the yearly average flight ticket prices and the expected redemption rate is estimated by reference to the historical trends of redemptions. Different judgements or estimates could significantly affect the estimated provision for frequent flyer programmes and the results of operations.

(c)	Provision for return condition checks for aircraft and engines under operating leases

Provision for the estimated costs of return condition checks for aircraft and engines under operating leases is made based on the estimated costs for such return condition checks and taking into account anticipated flying hours, flying cycle and time frame between each overhaul. These judgements or estimates are based on historical experience on returning similar airframe models, actual costs incurred and aircraft status. Different judgements or estimates could significantly affect the estimated provision for costs of return condition checks.

(d)	Retirement benefits

The Group operates and maintains a defined retirement benefit plan which provides eligible retirees with benefits including retirement subsidies, travel allowance as well as other welfare. The cost of providing the aforementioned benefits in the defined retirement benefit plan is actuarially determined and recognized over the employee’s service period by utilizing various actuarial assumptions and using the projected unit credit method in accordance with the accounting policy stated in note 3 to the financial statements. These assumptions include, without limitation, the selection of discount rate, annual rate of increase of per capita benefit payment and etc.. The discount rate is based on management’s review of government bonds. The annual rate of increase of benefit payments is based on the general local economic conditions.

Additional information regarding the retirement benefit plan is disclosed in note 37 to the financial statements.

(e)	Deferred income tax

In assessing the amount of deferred tax assets that need to be recognized in accordance with the accounting policy stated in note 3 to the financial statements, the Group considers future taxable income and ongoing prudent and feasible tax planning strategies. In the event that the Group’s estimates of projected future taxable income and benefits from available tax strategies are changed, or changes in current tax regulations are enacted that would impact the timing or extent of the Group’s ability to utilize the tax benefits of deductible tax losses carried forward in the future, adjustments to the recorded amount of net deferred tax assets and taxation expense would be made.

(f)	Provision for flight equipment spare parts

Provision for flight equipment spare parts is made based on the difference between the carrying amount and the net realizable value. The net realizable value is estimated based on current market condition, historical experience and the Company’s future operation plan for the aircraft and related spare parts. The net realizable value may be adjusted significantly due to the change of market condition and the future plan for the aircraft and related spare parts.

(g)	Depreciation of property, plant and equipment

Depreciation of components related to airframe and engine overhaul costs is based on the Group’s historical experience with similar airframe and engine models and taking into account anticipated overhaul costs, timeframe between each overhaul, ratio of actual flying hours and estimated flying hours between overhauls. Different judgements or estimates could significantly affect the estimated depreciation charge and the results of operations.

Except for components related to engine overhaul costs, other property, plant and equipment are depreciated on a straight-line basis over the estimated useful lives, after taking into account the estimated residual value. The useful lives are based on the Group’s historical experience with similar assets and taking into account anticipated technological changes. The Group reviews the estimated useful lives of assets regularly in order to determine the amount of depreciation expense to be recorded during any reporting period. The depreciation expense for future periods is adjusted if there are significant changes from previous estimates.

(h)	Estimated impairment of property, plant and equipment and intangible assets

The Group tests whether property, plant and equipment and intangible assets have been impaired in accordance with the accounting policy stated in note 3 to the financial statements. The recoverable amount of the cash-generating unit has been determined based on fair value less cost to sell and value-in-use calculations. Value-in-use calculations use cash flow projections based on financial budgets approved by management and certain key assumptions, such as passenger-kilometers yield level, load factor, aircraft utilization rate and discount rates.

(i)	Impairment of goodwill

The Group determines whether goodwill is impaired at least on an annual basis. This requires an estimation of the value in use of the cash-generating unit to which the goodwill is allocated. Estimating the value in use requires the Group to make an estimate of the expected future cash flows from the cash-generating unit and also to choose a suitable discount rate in order to calculate the present value of those cash flows.